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      AIM V.I. HIGH YIELD FUND
      --------------------------------------------------------------------------

      Shares of the fund are currently offered only to insurance company separate accounts.
      AIM V.I. High Yield Fund seeks to achieve a high level of current income.

      PROSPECTUS                                   AIM --Registered Trademark--
      FEBRUARY 16, 2000

                                     This prospectus contains important
                                     information. Please read it before
                                     investing and keep it for future
                                     reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

                                     The Board of Directors voted to
                                     request shareholder approval of
                                     certain items. For further
                                     information on these items, see
                                     Submission of Matters to
                                     Shareholders in this prospectus.

      [AIM LOGO APPEARS HERE]                            INVEST WITH DISCIPLINE
                                                        --Registered Trademark--
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                            AIM V.I. HIGH YIELD FUND
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TABLE OF CONTENTS
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
INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FUND MANAGEMENT                              3
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  3

Advisor Compensation                         3

Portfolio Managers                           3

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Purchase and Redemption of Shares            4

Pricing of Shares                            4

Taxes                                        4

Dividends and Distributions                  4

Submission of Matters to Shareholders        4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.
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                            AIM V.I. HIGH YIELD FUND
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INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income. The fund's investment objective may be changed by the fund's Board of Directors without shareholder approval.

  The fund seeks to meet this objective by investing at least 65% of the value of its assets in publicly traded, lower-quality debt securities, i.e., "junk bonds". The fund will invest principally in junk bonds rated B or above by Moody's Investors Services, Inc. or Standard & Poor's Rating Services or deemed by the portfolio managers to be of comparable quality. The fund will invest at least 80% of its total assets in debt securities, including convertible debt securities and/or cash or cash equivalents. The fund may also invest in preferred stock. The fund may invest up to 25% of its total assets in foreign securities.

  Although the portfolio managers focus on debt securities that they believe have favorable prospects for high current income, they also consider the possibility of growth of capital of the security. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. Junk bonds are less sensitive to this risk than are higher-quality bonds.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors claims. The value of junk bonds often fluctuates in response to company, political or economic growth developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

                                        1
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                            AIM V.I. HIGH YIELD FUND
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PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's shares.

                                    [GRAPH]

                                                       ANNUAL
YEAR ENDED                                             TOTAL
DECEMBER 31                                            RETURNS
-----------                                            -------
1999 ................................................. 10.52%

  During the period shown in the bar chart, the highest quarterly return was 5.06% (quarter ended June 30, 1999) and the lowest quarterly return was -0.85% (quarter ended September 30, 1999).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                               SINCE                INCEPTION
December 31, 1999)                                 1 YEAR            INCEPTION              DATE
---------------------------------------------------------------------------------------------------
AIM V.I. High Yield Fund                           10.52%              1.26%              05/01/98
Lehman High Yield Index(1)                          2.39%              0.31%(2)           04/30/98(2)
---------------------------------------------------------------------------------------------------

(1) The Lehman High Yield Index is a rules-based index that includes all fixed-income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $100mm, and at least one year to maturity.

(2) The average annual total return given is since the date closest to the inception date of the fund.

                                        2
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                            AIM V.I. HIGH YIELD FUND
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FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fund's last fiscal year ended December 31, 1999 the advisor received compensation of 0.61% of average net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- John L. Pessarra, Senior Portfolio Manager, who has been responsible for the fund since 1998, and has been associated with the advisor and/or its affiliates since 1990.

- Kevin E. Rogers, Senior Portfolio Manager, who has been responsible for the fund since 1998, and has been associated with the advisor and/or its affiliates since 1991.

                                        3
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                            AIM V.I. HIGH YIELD FUND
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OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Life insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund.

PRICING OF SHARES

The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing is that the fund's net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.

TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of participating life insurance companies. The fund expects that its distributions will consist primarily of ordinary income.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually to separate accounts of participating life insurance companies.

  At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SUBMISSION OF MATTERS TO SHAREHOLDERS

At a meeting on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. (the company), on behalf of the fund, voted to request shareholders to approve the following items that will affect the fund:

- Elect ten directors, each of whom will serve until his or her successor is elected and qualified;

- An Agreement and Plan of Reorganization which provides for the reorganization of the company, which is currently a Maryland corporation, as a Delaware business trust;

- A new advisory agreement between the company and A I M Advisors, Inc. (AIM). The principal changes to the advisory agreement are (i) the deletion of references to the provision of administrative services, and (ii) the clarification of provisions relating to delegations of responsibilities and the non-exclusive nature of AIM's services. The revised advisory agreement does not change the fees paid by the fund (except that the agreement permits the fund to pay a fee to AIM in connection with any new securities lending program implemented in the future);

- Changing the fund's fundamental investment restrictions. The proposed revisions to the fund's fundamental investment restrictions are described in the fund's statement of additional information;

- Changing the fund's investment objective so that it is non-fundamental. If the investment objective of the fund becomes non-fundamental, it can be changed in the future by the Board of Directors of the company without further approval by shareholders; and

- Ratify the selection of Tait, Weller & Baker as independent accountants.

The Board of Directors of the company has called a meeting of the fund's shareholders to be held on or about April 10, 2000 to vote on these and other proposals. Only shareholders of record as of January 20, 2000 are entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about April 17, 2000.

                                        4
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                            AIM V.I. HIGH YIELD FUND
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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The table shows the financial highlights for a share of the fund outstanding during the fiscal year (or period) indicated.

  This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                       FOR THE PERIOD
                                                                                           MAY 1,
                                                                   YEAR ENDED              THROUGH
                                                              DECEMBER 31, 1999(a)    DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  8.84                $10.00
Income from investment operations:
  Net investment income                                                1.03                  0.39
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (0.10)                (1.15)
    Total from investment operations                                   0.93                 (0.76)
  Less dividends from net investment income                           (0.75)                (0.40)
Net asset value, end of period                                      $  9.02                $ 8.84
Total return(b)                                                       10.52%                (7.61)%
-------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                            $25,268                $7,966
Ratio of expenses to average net assets(c)                             1.14%(d)              1.13%(e)
Ratio of net investment income to average net assets(f)               11.07%(d)              9.75%(e)
Portfolio turnover rate                                                 127%                   39%
-------------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.42% and 2.50% (annualized) for 1999 and 1998, respectively.
(d) Ratios are based on average net assets of $16,571,951.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 10.80% and 8.36% (annualized) for 1999 and 1998, respectively.

                                        5
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                            AIM V.I. HIGH YIELD FUND
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OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you wish to obtain free copies of the fund's current SAI, please send a written request to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or call (800) 410-4246.

  You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM V.I. High Yield Fund
 SEC 1940 Act file number: 811-7452
-----------------------------------

[AIM LOGO APPEARS HERE]  www.aimfunds.com                INVEST WITH DISCIPLINE
                                                        --Registered Trademark--